UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 27, 2004

                            FALCON NATURAL GAS CORP.
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             (Exact name of registrant as specified in its charter)


              Nevada                  000-50229             98-0403897
   ----------------------------    ----------------    -------------------
   (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)         File Number)       Identification No.)


     Westchase Center, 2500 City West Blvd., Suite 300, Houston, Texas 77042
     -----------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (713) 267-2240


                                      N/A
                        ---------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 27, 2004, Falcon Natural Gas Corp. (the "Registrant") entered into a twelve-month employment agreement with Fred B. Zaziski pursuant to which Mr. Zaziski will receive $132,000 per year, five weeks of paid vacation, and up to an aggregate of 5,000,000 restricted shares of the Registrant's common stock. Certain other term of the employment agreement with Mr. Zaziski are discussed below under "ITEM 5.02."

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

     The Registrant and Alan Aitchison, the Registrant's former President, Chief Executive Officer, Secretary and Treasurer and a former director of the Registrant, agreed that Mr. Aitchison will cancel 9,000,000 of the 10,000,000 shares of common stock that Mr. Aitchison beneficially owns. As a result of the cancellation, there will be 60,282,000 shares of common stock issued and outstanding. Prior to the cancellation, Mr. Aitchison along with Massimiliano Pozzoni exercised significant influence over the Registrant. Mr. Pozzoni, who owns 5,000,000 shares (or 8.3%) of the issued and outstanding common stock will be the Registrant's largest shareholder.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On October 25, 2004, Alan Aitchison resigned as a Director of the Registrant and as the Registrant's President, Chief Executive Officer, Secretary and Treasurer.

     (c) On October 27, 2004, the Company's Board of Directors, via unanimous signed written consent, appointed Fred B. Zaziski as the Registrant's President and Chief Executive Officer. On that same date, the Board of Directors appointed Massimiliano Pozzoni as the Registrant's Secretary and Treasurer.

     FRED B. ZAZISKI, PRESIDENT AND CEO - Mr. Zaziski has over 26 years in the oil and gas industry. He began serving as the Registrant's President, CEO and as a Director in October 2004. From August 1999 to October 2004, Mr. Zaziski served as Chief Operations Officer for ComOxy. In this capacity, Mr.
Zaziski directed operations and project management teams, developed and implemented policies and procedures, directed all phases of the budget, identified new business opportunities and served as the initial contact with joint venture companies. Mr. Zaziski has also worked in Saudi Arabia for National Petroleum Technology Company and in Manama, Bahrain, Saudi Arabia, Cairo and North and West Africa for Halliburton Energy Services. Mr. Zaziski received an MBA from the University of Cairo and a degree in Petroleum Engineering from Pennsylvania State. Mr. Zaziski is a member of the Society of Petroleum Engineers and the American Society of Mechanical Engineers.

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     Mr.  Zaziski  and  the  Registrant  have entered into a one-year employment contract pursuant to which Mr. Zaziski will serve as the Registrant's President, Chief Executive Officer and as a Director effective October 27, 2004. Mr. Zaziski will receive $132,000 per year as well as five weeks of paid vacation. Mr. Zaziski will receive as additional consideration 1,000,000 restricted shares of the Registrant's common stock at the end of each of the five twelve-month periods (up to an aggregate of 5,000,000 restricted shares) immediately following October 27, 2004 for which he is employed by the Registrant. In the event that Mr. Zaziski's employment terminates prior to the end of such twelve-month period, his rights in the number of shares that would otherwise be payable at the end of such twelve-month period multiplied by the ratio which the number of months in such twelve-month period that Mr. Zaziski was employed by the Registrant bears to twelve (12) shall immediately and fully vest and shall be transferable by Mr. Zaziski as of the date his employment terminates. In the event that Mr. Zaziski dies during the twelve-month period immediately following October 27, 2004, his right to 1,000,000 restricted shares shall immediately vest and shall be payable to his spouse. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Registrant, the Registrant is otherwise acquired or there is a change of control of the Registrant (receipt of more than 50% of the outstanding shares of the Registrant, the Registrant otherwise being acquired, or a change in control of the Registrant are collectively referred to as an "Acquisition"), or in the event of liquidation of the Registrant, so much of the 5,000,000 restricted shares that have not been issued to Mr. Zaziski shall immediately vest and shall also be transferable by Mr. Zaziski immediately prior to such Acquisition or liquidation. Mr. Zaziski or the Registrant may terminate the employment agreement; however, in the event of termination for good reason by Mr. Zaziski or without cause by the Registrant, the Registrant is obligated to pay Mr. Zaziski a severance payment of $33,000 in addition to all payments of salary earned by Mr. Zaziski through such date of termination in one lump sum payment.

     MASSIMILIANO POZZONI, TREASURER AND DIRECTOR - Mr. Pozzoni reassumed the positions as the Registrant's Secretary and Treasurer in October 2004. He has served as the Registrant's Vice President of Business Development since April 2004. He has served as a Director of the Registrant since March 2004. Mr. Pozzoni previously served the Registrant from March 2004 to June 2004 as the sole Director and the President, Chief Executive Officer, Secretary and Treasurer. In June 2004, he resigned as the Company's President, Chief Executive Officer, Treasurer and Secretary but continued to serve as a Director and as Vice President of Business Development. Since November 2003, Mr. Pozzoni has served as the Chief Executive Officer and Director of Otish Mountain Diamond Company, a reporting company. From June 2002 to August 2002, Mr. Pozzoni worked as a Summer Associate at Lehman Brothers Inc. From June 1998 to June 2001, Mr. Pozzoni worked as an engineer at Schlumberger Oilfield Services. Mr. Pozzoni received his Bachelors degree in International Business in 1998 from the University of Kansas and his MBA degree from the London Business School in 2003.

     Mr. Pozzoni and the Registrant entered into a one-year employment contract pursuant to which Mr. Pozzoni will serve as the Registrant's Vice President of Business Development and as a Director. Mr. Pozzoni receives $90,000 per year as well as five weeks of paid vacation. Mr. Pozzoni or the Registrant may terminate the employment agreement; however, in the event of termination for good reason by Mr. Pozzoni or without cause by the Registrant, the Registrant is obligated to pay Mr. Pozzoni a severance payment of $22,500 in addition to all payments of salary earned by Mr. Pozzoni through such date of termination in one lump sum payment.

     (d) On October 27, 2004, the Company's Board of Directors, via unanimous signed written consent, appointed Fred B. Zaziski as a Director of the Company to fill the vacancy created by the resignation of Alan Aitchison.

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     Mr.  Zaziski has not been named to any committees of the Company's Board of
Directors, and any committees of the Company's Board of Directors to which Mr. Zaziski may be named have not been determined, as of the filing of this Report.

     Mr. Zaziski and the Registrant have entered into a twelve-month employment agreement the terms of which are discussed above under this "Item 5.02" and "Item 1.01."

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          Exhibit  No.  Description
          -----------   -----------

          10.1*         Employment  Agreement  with  Fred  B.  Zaziski

*    Filed herein.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON NATURAL GAS CORP.

By: /s/ Fred B. Zaziski
    ------------------
    Fred B. Zaziski
    Chief Executive Office

Dated:  November 8, 2004

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